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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                       ________________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 21, 1999

                            VARIAN ASSOCIATES, INC.
            (Exact name of registrant as specified in its charter)

        Delaware                   1-7598                94-2359345

     (State or other          (Commission File          (IRS Employer
     jurisdiction of               Number)            Identification No.)
      incorporation)

     3050 Hansen Way, Palo Alto, CA                      94304-1000
     (Address of principal executive offices)            (Zip Code)

     Registrant's telephone number, including area code: (650) 493-4000

                                Inapplicable
     (Former name or former address, if changed since last report)
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Item 5.  Other Events.

On January 21, 1999, Varian Associates, Inc., a Delaware corporation (the "Registrant"), announced lower first-quarter results. A copy of the Registrant's press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit Number    Exhibit Description

99                Press Release of Varian Associates, Inc.
                  issued on January 21, 1999.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VARIAN ASSOCIATES, INC.
                                             (Registrant)

Date:  January 25, 1999                By:  /S/ Joseph B. Phair
                                           ------------------------
                                                Joseph B. Phair
                                            Vice President, General
                                            Counsel and Secretary
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                                 EXHIBIT INDEX

Exhibit Number        Exhibit Description

99                    Press Release of Varian Associates, Inc.
                      issued on January 21, 1999.